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                                                                   EXHIBIT 10.32

                                 AMENDMENT NO. 2
                      TO MISSOURI INTERCONNECTION AGREEMENT

                                 BY AND BETWEEN


                       SOUTHWESTERN BELL TELEPHONE COMPANY

                                       AND

                         BIRCH TELECOM OF MISSOURI, INC.

         The Interconnection Agreement ("the Agreement") by and between Southwestern Bell Telephone Company ("TELCO") and Birch Telecom of Missouri, Inc. ("CLEC") is hereby amended as follows:

         (1)      Addition of Appendix FCC Merger Conditions

         (2) This Amendment shall not modify or extend the Effective Date or Term of the underlying Agreement, but rather, contains a termination date specific to the FCC Appendix adopted into the Interconnection Agreement which may or may not be coterminous with the underlying Agreement.

         (3) EXCEPT AS MODIFIED HEREIN, ALL OTHER TERMS AND CONDITIONS OF THE UNDERLYING AGREEMENT SHALL REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT, and such terms are hereby incorporated by reference and the Parties hereby reaffirm the terms and provisions thereof.

         (4) This Amendment shall be filed with and is subject to approval by the Missouri Public Service Commission ("PSC") and shall become effective ten
(10) days following approval by such PSC.

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         IN WITNESS WHEREOF, this Amendment to the Agreement was exchanged in triplicate on this 8th day of March, 2000, by TELCO, signing by and through its duly authorized representative, and CLEC, signing by and through its duly authorized representative.

BIRCH TELECOM OF MISSOURI, INC.           SOUTHWESTERN BELL TELEPHONE COMPANY



By: /s/ Gregory C. Lawhon                  By: /s/ Larry B. Copper
   --------------------------                 ----------------------------------

Title: SENIOR VICE PRESIDENT               Title:  President - Industry Markets
      -----------------------
Name: Gregory C. Lawhon                    Name: Larry B. Copper
     ------------------------                   --------------------------------
     (Print or Type)                            (Print or Type)

AECN/OCN #8665


On January 25, 1999, the United States Supreme Court issued its opinion in AT&T CORP. V. IOWA UTILITIES BOARD, 119 S. Ct. 721 (1999) and on June 1, 1999, the United States Supreme Court issued its opinion in AMERITECH V. FCC, No. 98-1381, 1999 WL 116994, 1999 Lexis 3671 (June 1, 1999). In addition, on November 5, 1999, the FCC issued its Third Report and Order and Fourth Further Notice of Proposed Rulemaking in CC Docket No. 96-96 (FCC 99-238), including the FCC's Supplemental Order issued IN THE MATTER OF THE LOCAL COMPETITION PROVISIONS OF THE TELECOMMUNICATIONS ACT OF 1996, in CC Docket No. 96-98 (FCC 99-370) (rel. November 24, 1999), portions of which become effective thirty (30) days following publication of such Order in the Federal Register (February 17, 2000) and other portions of which become effective 120 days following publication of such Order in the Federal Register (May 17, 2000). By executing this amendment, SWBT does not waive any of its rights, remedies or arguments with respect to such decisions and any remands thereof, including its right to seek legal review or a stay of such decisions, or its rights under Section 3.0 of the Interconnection Agreement between Birch Telecom of Missouri, Inc. and SWBT.